SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2002

WHITEHALL JEWELLERS, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-028176	36-1433610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Wacker Drive, Suite 500, Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)

Registrant’s Telephone Number, Including Area Code: 312-782-6800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

     On March 20, 2002, representatives of the Registrant made a presentation to various investors. Attached as an exhibit to this Current Report on Form 8-K is a copy of the presentation.

Item 7. Exhibits.

(c)	Exhibits:

99	Presentation Materials

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHALL JEWELLERS, INC. (Registrant)

By:	/s/ John R. Desjardins

John R. Desjardins Executive Vice President and Secretary

Date: March 20, 2002

EXHIBIT INDEX

     The following exhibit is filed herewith as noted below.

Exhibit No.	Exhibit

99	Presentation Materials

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